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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 21, 2002


                             A.B. Watley Group Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                           1-14897                            13-3911867
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
(State or other jurisdiction     (Commission File Number)      (IRS Employer Identification No.)
    of incorporation)

40 Wall Street, New York, New York                                          10005
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(Address of principal executive offices)                                 (Zip Code)


Registrant's telephone number, including area code    212-422-1100
                                                   ---------------

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         (Former name or former address, if changed since last report.)



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Item 5. Other Events and Regulation FD Disclosure.
        ------------------------------------------

         On February 28, 2002 A.B. Watley Group Inc. (the "Company") issued a press release (the "Release") concerning the possible delisting of the Company's common stock from The Nasdaq National Market. A copy of the Release is attached as an Exhibit hereto.


Item 7. Financial Statements and Exhibits.
        ----------------------------------

         (c)(1) Press Release issued by the Company on February 28, 2002.






























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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              A.B. WATLEY GROUP INC.




Date:    March 1, 2002                    By: /s/ Anthony G. Huston
                                              ----------------------------------
                                                    Anthony G. Huston
                                                    President